AMENDMENT NO. 7
TO
MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS
          This Amendment dated as of November 29, 2010, amends the Master Intergroup Sub-Advisory Contract for Mutual Funds (the “Contract”), dated May 1, 2008, between Invesco Advisers, Inc. (the “Adviser”), on behalf of AIM Investment Funds (Invesco Investment Funds), and each of Invesco Trimark Ltd., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Australia Limited, Invesco Hong Kong Limited, and Invesco Senior Secured Management, Inc. (each a “Sub-Adviser” and, collectively, the “Sub-Advisers”).
WITNESSETH:
          WHEREAS, the parties desire to amend the Contract to add a new portfolio — Invesco Balanced-Risk Commodity Strategy Fund;
          NOW, THEREFORE, the parties agree as follows;
1.	Exhibit A to the Contract is hereby deleted in its entirety and replaced with the following:
“EXHIBIT A
Invesco Balanced-Risk Allocation Fund
Invesco Balanced-Risk Commodity Strategy Fund
Invesco China Fund
Invesco Developing Markets Fund
Invesco Emerging Market Local Currency Debt Fund
Invesco Global Health Care Fund
Invesco International Total Return Fund
Invesco Japan Fund
Invesco LIBOR Alpha Fund
Invesco Endeavor Fund
Invesco Global Fund
Invesco Small Companies Fund
Invesco Commodities Strategy Fund
Invesco Global Advantage Fund
Invesco Global Dividend Growth Securities Fund
Invesco Health Sciences Fund
Invesco Pacific Growth Fund
Invesco Van Kampen Emerging Markets Fund
Invesco Van Kampen Global Equity Allocation Fund
Invesco Van Kampen Global Franchise Fund
Invesco Van Kampen Global Tactical Asset Allocation Fund
Invesco Van Kampen International Advantage Fund
Invesco Van Kampen International Growth Fund”

2.	All other terms and provisions of the Contract not amended shall remain in full force and effect.

                    IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC. Adviser
By:
	Name:	John M. Zerr
	Title:	Senior Vice President

INVESCO TRIMARK LTD. Sub-Adviser
By:
Name:
Title:

By:
Name:
Title:

INVESCO ASSET MANAGEMENT DEUTSCHLAND GMBH Sub-Adviser
By:
Name:
Title:

INVESCO ASSET MANAGEMENT LIMITED Sub-Adviser
By:
Name:
Title:

INVESCO ASSET MANAGEMENT (JAPAN) LTD. Sub-Adviser
By:
Name:
Title:

INVESCO AUSTRALIA LIMITED Sub-Adviser
By:
Name:
Title:

INVESCO HONG KONG LIMITED Sub-Adviser
By:
Name:
Title:

INVESCO SENIOR SECURED MANAGEMENT, INC. Sub-Adviser
By:
Name:
Title: